As filed with the Securities and Exchange Commission on June 8, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2005

Date of reporting period: March 31, 2005

Item 1. Report to Stockholders.

ANNUAL REPORT
For the Year Ended
March 31, 2005

Dear Fellow Shareholder:

Three years is not a long period in terms of history, but for a young mutual fund, passing the three-year mark is significant. Many new funds come and go in a three-year period without realizing the success we believe The Teberg Fund has achieved since it was launched on April 1, 2002.

Perhaps the best way to judge what we have accomplished in our first three years is to look back at the goals set for the Fund at its inception and see where we stand with each today.

1. Create a diversified portfolio of mutual funds within one fund.

At the time the Fund was launched, this was a relatively new concept and there were only 137 funds of funds on the market. Many more have been started since, but what distin•guishes The Teberg Fund from many of the others is that its portfolio consists of funds from many different fund families. The 40 funds in The Teberg Fund’s portfolio as of March 31, 2005 were selected from the entire universe of available funds, including some from the household names of the industry such as American Funds, Franklin-Templeton and MFS. The portfolio is a good mix of many types of funds, including large cap, growth, value and over the counter, just to name a few.

2. Buy and sell these mutual funds at the right time to maximize return over a long-term period (ultimately five years, but in this case for the Fund’s first three years).

The Fund’s annualized return of 5.33% from inception on April 1, 2002 through March 31, 2005 was well ahead of the following returns of the three major indexes: S&P 500 (the Fund’s benchmark): 2.77%; Dow Jones Industrial: 2.69% and NASDAQ Composite: 2.91%. It’s interesting to note how little spread there was between the index returns, which adds credibility to my long-held belief that what matters in the long run is not so much which funds you buy and sell, but when you do so. In terms of a hypothetical $10,000.00 investment, the dollar difference between the best and worst returns of the indexes over the past three years would have been only $70.00. In comparison, $10,000.00 invested in The Teberg Fund would have netted an additional $856.00.

For the one-year period this report covers (April 1, 2004 through March 31, 2005), our return of -.32% was last behind the indexes, which produced the following returns: S&P 500: 6.69%; Dow: 3.59% and NASDAQ: .25%. We remained in a defensive position for much of the period which included some dramatic ups and downs, but in the long run missed out on the market upturns. Our positions in funds with heavy NASDAQ holdings didn’t help our bottom line for the year either. We try to achieve a good mix of funds from all sectors, but at times there are better buying opportunities in one sector than another. We believe that these value purchases will also give us the greatest return potential as we go forward.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1 - 866-209-1964 or visiting www.tebergfund.com.

3. Preserve capital and minimize risk.

This goal was put to the test during The Teberg Fundís first year of operation which coincided with one of the worst bear markets in history. Many investors suffered significant losses during this period as the markets dropped dramatically. From April 1, 2002 through March 31, 2003, the S&P 500 (the Fund’s benchmark) lost 24.75% while The Teberg Fund managed to contain its loss to 1.90%. Although listed last, this goal is probably the most important and is shared by many of our current shareholders.

As for our fiscal health on our three-year anniversary, we’re proud to report net assets of over $32 million. This far exceeds the goal set forth in our initial business plan to reach $25 million in five years.

Whether you’re a charter shareholder or have just opened an account, we thank you for being part of our first three years of operation. Each of you is an important part of The Teberg Fund’s early history, and we look forward to having you as a partner as the next chapters unfold.

Sincerely,

Curtis A. Teberg
Portfolio Manager

The above discussion is based on the opinions of Curtis A. Teberg, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Because the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which they invest. By invest-ing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds. These risks include, but are not limited to, risks involved with non-diversification and investments in smaller capitalization companies and lower rated securities.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The hypothetical growth of $10,000 returns assume reinvestment of dividends and capital gains, but do not reflect the effect of any applicable sales charge or redemption fees. The figures do not imply any future performance.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Please refer to the schedule of investments for complete fund holdings information. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. (05/05)

Tot al Return:

	One Year	Since Inception (Cumulative)	Since Inception (Annualized)
The Teberg Fund
(Inception April 1, 2002)	-0.32%	16.84%	5.33%
S&P 500 Index	6.69%	8.55%	2.77%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indicies do not incur expenses and are not available for investment.

The Teberg Fund
EXPENSE EXAMPLE
March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/04 — 3/31/05).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 2.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

The Teberg Fund
EXPENSE EXAMPLE (Continued)
March 31, 2005 (Unaudited)

Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/04	Ending Account Value 3/31/05	Expenses Paid During Period* 10/1/04 —3/31/05
Actual	$1,000.00	$1,032.70	$11.35
Hypothetical (5% return
before expenses)	$1,000.00	$1,013.76	$11.25

*
Expenses are equal to the Fund’s annualized expense ratio of 2.24%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

The Teberg Fund
ALLOCATION OF PORTFOLIO ASSETS
March 31, 2005 (Unaudited)

Style
Domestic Equity Funds	$15,815,882	48%
Fixed Income Funds	302,370	1%
Money Market Funds	16,574,509	51%
	$32,692,761

The Teberg Fund
SCHEDULE OF INVESTMENTS
March 31, 2005

Shares		Market Value
	Domestic Equity Funds: 48.60%
51,557	1st Source Monogram Special Equity Fund - Class R	$420,187
14,356	AIM Constellation Fund - Institutional Class#	343,246
21,805	AIM Large Cap Growth Fund - Investor Class#	211,071
2,396	AIM Leisure Fund - Class A#	109,302
49,573	AIM Weingarten Fund - Class A#	627,104
34,691	American AMCAP Fund - Class A	618,198
14,177	American Century Ultra Fund - Investor Class#	397,665
1,259	American EuroPacific Growth Fund - Class A	44,876
44,149	American Washington Mutual
	Investors Fund - Class A	1,333,308
21,542	Brandywine Fund, Inc.#	591,768
3,441	Clipper Fund#	299,191
5,338	Columbia Acorn Fund - Class Z	139,419
3,204	Davis New York Venture Fund - Class A	98,398
4,583	Excelsior Energy & Natural Resources Fund	102,383
2,480	FPA Capital Fund#	102,440
2,629	Fidelity Advisor Equity Growth
	Fund - Institutional Class#	121,285
140,082	Fidelity Advisor Fifty Fund - Class A#	1,494,671
9,641	Fidelity Advisor Growth Opportunities
	Fund - Institutional Class	285,648
12,963	Franklin Flex Cap Growth Fund - Class A#	469,926
3,799	Franklin Natural Resources Fund - Class A#	98,974
11,473	Gabelli Asset Fund - Class AAA	472,899
147,446	Gabelli Westwood Equity Fund - Class AAA	1,503,949
27,597	Janus Fund#	659,294
7,371	Janus Twenty Fund	306,480
14,852	John Hancock Large Cap Select Fund - Class A	264,660
14,858	John Hancock Small Cap Equity Fund - Class A#	268,344
5,611	Meridian Growth Fund.	198,184
14,946	MFS Mid Cap Growth Fund - Class A#	124,203
54,886	Neuberger Berman Focus Fund - Investor Class	1,964,385
33,850	Oak Associates Funds - Pin Oak
	Aggressive Stock Fund#	666,506
8,912	Pioneer Growth Opportunities Fund#	254,785
22,151	Putnam OTC & Emerging Growth Fund - Class A#	158,157
10,094	Reynolds Blue Chip Growth Fund#	282,324
3,273	Rydex Series - Consumer Products Fund	100,000

See accompanying Notes to Financial Statements.

The Teberg Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2005

Shares		Market Value
	Domestic Equity Funds: 48.60% (Continued)
2,581	Rydex Series - Precious Metals Fund#	$91,998
16,495	Seligman Communications and
	Information Fund, Inc. - Class A#	392,756
14,495	Strategic Partners Funds - Nicholas Applegate
	Growth Equity Fund - Class A#. . .	136,104
1,710	Weitz Series Fund, Inc. - Value Fund	61,794
	Total Domestic Equity Funds
	(Cost $13,677,328)	15,815,882

	Fixed Income Funds: 0.93%
24,691	Oppenheimer Real Asset Fund - Class A	204,691
5,157	Rydex Series - Juno Fund - Investor Class#	97,679
	Total Fixed Income Funds
	(Cost $300,000)	302,370

	Money Market Funds: 50.93%
16,574,509	Goldman Sachs Financial Square Funds -
	Prime Obligations Fund	16,574,509
	Total Money Market Funds
	(Cost $16,574,509)	16,574,509

	Total Investments (Cost $30,551,837): 100.46%	32,692,761
	Liabilities in Excess of Other Assets: (0.46%)	(151,757)
	Net Assets: 100.00%	$32,541,004

# Non-income producing security.

See accompanying Notes to Financial Statements.

The Teberg Fund
STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2005

ASSETS
Investments in securities, at value
(identified cost $30,551,837)	$32,692,761
Receivables
Fund shares sold. .	24
Dividends and interest	31,079
Prepaid expenses	1,610
Total assets	32,725,474

LIABILITIES
Payables
Securities purchased	100,000
Due to advisor	42,035
Audit fees	15,503
Distribution fees	7,006
Administration fees	5,605
Fund accounting fees	6,147
Transfer agent fees	3,595
Chief Compliance Officer fees	1,500
Custodian fees	1,233
Due to Custodian	35
Accrued other expenses	1,811
Total liabilities	184,470
NET ASSETS	$32,541,004

Net asset value, offering and redemption price per share
[$32,541,004/3,006,026 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$10.83

COMPONENTS OF NET ASSETS
Paid-in capital	$30,485,425
Undistributed net investment income	142,453
Accumulated net realized loss on investments	(227,798)
Net unrealized appreciation on investments	2,140,924
NET ASSETS	$32,541,004

See accompanying Notes to Financial Statements.

The Teberg Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2005

INVESTMENT INCOME
Income
Dividends	$744,332
Interest	96,849
Total Income	841,181

Expenses
Advisory fees (Note 3)	468,774
Distribution fees (Note 4)	78,129
Administration fees (Note 3)	62,503
Fund accounting fees	25,406
Transfer agent fees	24,839
Audit fees	15,099
Legal fees	14,339
Trustee fees	8,747
Custody fees	6,854
Other	4,912
Registration fees	4,880
Insurance fees	3,381
Chief Compliance Officer fees	3,000
Shareholder reporting	1,256
Total expenses	722,119
Less: expenses reimbursed by advisor (Note 3	(23,402)
Net expenses	698,717
Net investment income	142,464

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on security transactions	(372,092)
Capital gain distributions from regulated investment companies	144,719
Net change in unrealized appreciation on investments	(8,028)
Net realized and unrealized loss on investments	(235,401)
Net Decrease in Net Assets Resulting from Operations	$(92,937)

See accompanying Notes to Financial Statements.

The Teberg Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2005	Year Ended March 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$142,464	534,264
Net realized (loss)/gain on security transactions	(372,092)	1,349,210
Capital gain distributions from
regulated investment companies	144,719	16,422
Net change in unrealized depreciation/
appreciation on investments	(8,028)	1,983,996
Net (decrease)/increase in net assets
resulting from operations	(92,937)	3,883,892

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(187,387)	(438,749)
From net realized gains on security transactions	(39,308)	(1,138,524)
	(226,695)	(1,577,273)
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST
Net increase in net assets derived from
net change in outstanding shares (a)	3,680,915	8,929,914
Total increase in net assets	3,361,283	11,236,533

NET ASSETS
Beginning of year	29,179,721	17,943,188
End of year	$32,541,004	$29,179,721

Includes undistributed net investment income of	$142,453	$187,387

(a) A summary of share transactions is as follows:

	Year Ended March 31, 2005		Year Ended March 31, 2004

	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	596,799	$ 6,439,658	716,332	$ 7,776,567
Shares reinvested	20,478	226,695	146,451	1,577,273
Shares redeemed	(278,860)	(2,985,438)	(38,620)	(423,926)
Net increase	338,417	$ 3,680,915	824,163	$ 8,929,914

See accompanying Notes to Financial Statements.

The Teberg Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Year Ended March 31,
	2005	2004	2003(1)
Net asset value, beginning of year	$10.94	$9.73	$10.00

Income from investment operations:
Net investment income(2)	0.04	0.21	0.13
Net realized and unrealized
gain/(loss) on investments	(0.08)	1.68	(0.32)
Total from investment operations	(0.04)	1.89	(0.19)

Less Distributions:
From net investment income	(0.06)	(0.19)	(0.08)
From net realized gain on investments	(0.01)	(0.49)	0.00
Total distributions	(0.07)	(0.68)	(0.08)
Net asset value, end of year	$10.83	$10.94	$9.73

Total return	(0.32%)	19.48%	(1.90%)

Ratios/supplemental data:
Net assets, end of year (thousands)	$32,541	$29,180	$17,943
Ratio of expenses to average net assets:(3)
Before expense reimbursement/recoupment	2.31%	2.31%	2.93%
After expense reimbursement/recoupment	2.23%	2.42%	2.50%
Ratio of net investment income
to average net assets(3)
After expense reimbursement/recoupment	0.46%	2.22%	1.95%
Portfolio turnover rate	150.50%	88.41%	84.10%

(1)	The Fund commenced operations of April 1, 2002.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of investment companies in which the Fund invests.

See accompanying Notes to Financial Statements.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS
at March 31, 2005

NOTE 1 — ORGANIZATION

The Teberg Fund (the Fund) is a non-diversified series of shares of beneficial interest of Advisors Series Trust (the Trust), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund began operations on April 1, 2002. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: Investments are valued at the respective net asset value of each underlying fund, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified with the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2005

For the year ended March 31, 2005, the Teberg Fund decreased accumulated net investment income by $11, and decreased accumulated net realized loss by $11 due to certain permanent book and tax differences. Net assets were not affected by the change.

NOTE 3 — INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended March 31, 2005, First Associated Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provided most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund. For the year ended March 31, 2005, the Fund incurred $468,774 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 2.50% of average net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. There were no expenses subject to recapture pursuant to the aforementioned conditions at March 31, 2005. For the year ended March 31, 2005, the Advisor waived $23,402 in 12b-1 fees received from underlying funds that were purchased through a broker affiliated with the Advisor. The 12b-1 fees received by the Fund are included in the advisory fee waiver in the Statement of Operations.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund' s expenses and reviews the Fund’s expense accruals.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2005

For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

For the year ended March 31, 2005, the Fund incurred $62,503 in administration fees.

U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent to the Fund. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator and Distributor.

For the year ended March 31, 2005, the Fund was allocated $3,000 of the Chief Compliance Officer fee.

NOTE 4 — DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the Plan). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and services activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as Distribution Coordinator. For the year ended March 31, 2005, the Fund paid the Distribution Coordinator $78,129.

NOTE 5 — PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2005, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $31,834,334 and $43,234,963 respectively.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2005

NOTE 6 — DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during years ended March 31, 2005 and 2004 were as follows:

	2005	2004
Ordinary Income	$226,695	$1,577,273

As of March 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$30,551,837
Gross tax unrealized appreciation	2,259,969
Gross tax unrealized depreciation	(119,045)
Net tax unrealized appreciation	$2,140,924

Undistributed ordinary income	$142,453
Undistributed long-term capital gain	0
Total distributable earnings	$142,453

Other accumulated gains/(losses)	$(227,798)
Total accumulated earnings/(losses)	$2,055,579

As of March 31, 2005, the Fund had a capital loss carryforward of $160,189 which expires in 2012, and post-October losses of $67,609.

The Teberg Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of The Teberg Fund
Milwaukee, Wisconsin

We have audited the accompanying statement of assets and liabilities of The Teberg Fund, a series of Advisors Series Trust, including the schedule of investments, as of March 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2003 were audited by other auditors whose report dated May 12, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Teberg Fund as of March 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
April 22, 2005

The Teberg Fund
NOTICE TO SHAREHOLDERS
March 31, 2005 (Unaudited)

For the period ended March 31, 2005, certain dividends paid by the Teberg Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 4%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended March 31, 2005 was 2%.

How to Obtain a Copy of the Funds Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-776-4445 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Teberg Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2004

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling 1-866-209-1964. Furthermore, you can obtain the Fund’s proxy voting records on the SEC s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Teberg Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information included in the Fund’s N-Q is also available by calling 1-866-209-1964.

The Teberg Fund
AST BOARD REVIEW OF ADVISORY SERVICES

In approving the continuance of the Investment Advisory Agreement, the Board of Trustees of the Fund, including the Disinterested Trustees, considered the following factors:

The Nature and Quality of the Advisor’s services. The Board considered the scope and quality of services provided by the Advisor, particularly the manager and other personnel responsible for providing services to the Fund. The Trustees noted that the Advisor was responsible for all aspects of day-to-day investment management and for the marketing of the Fund and that most investors had a specific interest in investing in that particular Fund, as advised by the Advisor. The Trustees considered the level of assistance and diligence provided or expected to be provided by the Advisor with respect to compliance and other matters, and the costs incurred relating to these functions. The Board evaluated these factors based on their direct experience with the Advisor, materials provided by the Advisor and the Administrator, and in consultation with counsel and the Trust’s Chief Compliance Officer.

The Board also considered the qualifications, biographies and responsibilities of the portfolio manager and the Advisor’s other personnel. Based on their review, the Board concluded that the Advisor had the capabilities, resources and personnel necessary to manage the Fund.

The Investment Performance of the Fund and Advisor. The Board considered the Fund’s historical and year to date performance. The Board received a comparative analysis of the Fund’s performance to a relevant peer group of funds, as determined from Lipper data (the “Peer Group”), and to relevant indices. The Board noted that while the Fund’s performance record was below the median of its peer group, the performance had been trending up in the recent period. The Board considered their discussions during the course of the year with the Advisor regarding its outlook on the Fund’s performance. Again, the Board took note that the shareholders of the Fund received regular information regarding the Fund’s absolute and relative performance and concluded that the shareholders, by making and maintaining their investment in the Fund, had shown a strong interest in continuing to support the Advisor’s management approach.

The Trustees discussed the overall performance and profitability of the Advisor. In assessing profitability, the Trustees reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund, noting in particular that the Advisor had subsidized the Fund’s operations during it’s first year. The Trustees noted that the Advisor had recouped the amount of these subsidies. The Trustees reviewed the compliance issues that were raised during the Fund’s fiscal year. The Trustees noted that during the course of the prior year the Trustees had met with the Advisor in person to discuss various performance, marketing and compliance issues. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between the Advisor and the Trust, as well as the Board's knowledge of the Advisor’s operations. After further discussion, the Trustees concluded that the Advisor’s performance was acceptable under current market conditions. In addition, the Trustees concluded that the Advisor’s profit from sponsoring the Fund had not been and currently was not excessive and that the Advisor had maintained adequate profit levels to support the Fund.

The Structure of the Advisor’s Fees under the Advisory Agreement. The Board considered the amount of the investment advisory fee retained by the Advisor, its expense waivers and the fees paid to with respect to the different services, including 12b-1 fees, provided by the Advisor. They noted that the Advisor had agreed to maintain an annual expense ratio of 2.5% -- which had been consistently and clearly disclosed to shareholders as the expense ratio that shareholders should expect to experience - and that the Advisor had honored its agreement in this respect. The Board then reviewed the comparative analysis of advisory fees and total fund expenses paid by the Peer Group. The Trustees also compared the investment advisory fee paid by the Fund with the advisory fees on separate accounts managed by the Advisor, noting that both the Fund and other client accounts were primarily invested in other mutual funds. The Trustees noted that, while the Fund’s advisory fee and expense ratio were above its peer group, the expense structure was in line with the fee’s charged by the Advisor to its other investment management clients and were not excessive. The Trustees further noted that the majority of the Fund’s initial shareholders had been investment advisory clients of the Advisor and that the Advisor has continued to directly attract most new shareholders to the Fund, evidencing a specific preference on the part of shareholders for the Advisor’s services. In addition, the Trustees noted that a factor in the expense ratio was the recoupment by the Advisor of amounts that the Advisor had previously paid (either in the form of fee waivers of fund subsidies), and that - given the continuity in the shareholder base - such recoupment was fair and did not unfairly increase the Fund’s total expenses.

Economies of Scale. The Trustees reviewed Advisor’s financial statements and the asset size of the Fund. The Board reviewed the Fund’s fee structure and noted that it did not currently include breakpoints. However, the Board determined that at the Fund’s current asset size the Advisor does not realize significant economies of scale. After reviewing the Advisor’s fee structure and expense waiver, the Trustees concluded that they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant asset growth, but that advisory fee breakpoints were not warranted at the present asset size.

Other Factors. In addition to the above factors, the Trustees discussed the Advisor’s management of its compliance obligations. The Trustees, with the assistance of the Trust’s Chief Compliance Officer, reviewed the Advisor’s responses to the Board’s compliance concerns. The Trustees particularly noted the Advisor’s cooperation with the Trust’s CCO in the continuing development of appropriate compliance procedures.

Based on a consideration of all the factors in their totality, the Trustees, including the Independent Trustees, determined that that Advisor’s management fee was fair and reasonable with respect to the quality of service provided and in light of the other factors that the Trustees deemed relevant. The Trustees based their decision on evaluations of all relevant factors as a whole and did not focus on any one factor.

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Portfolios Overseen in Fund Complex*
Walter E. Auch, Born 1921	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Management Consultant, formerly Chairman, CEO of Chicago Board Options
Exchange and former President of Paine Webber
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors LLP, Senele Group and UBS Capital Management

James Clayburn LaForce, Born 1928	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, BlackRock Funds,
Arena Pharmaceuticals, and Cancervax

Donald E. O’Connor, Born 1936	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934	2002	1
2020 E. Financial Way Glendora, CA 91741 Trustee Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993. Trustee: E*Trade Funds
George T. Wofford III, Born 1939	1997	1
2020 E. Financial Way Glendora, CA 91741 Trustee Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco. Other Directorships: None

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

INTERESTED TRUSTEES AND OFFICERS

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Funds in Complex Overseen by Trustee
Eric M. Banhazl, Born 1957	1997	1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund s
administrator (since July 2001); Treasurer, Investec Funds; formerly,
Executive Vice President, Investment Company Administration, LLC (”ICA”)
(The Fund’s former administrator).

Robert M. Slotky, Born 1947	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer
Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s administrator
(since July 2001); formerly Senior Vice President,
ICA (the Fund’s former administrator).

Rodney A. DeWalt, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC (since
January 2003); Thrivent Financial for Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967	N/A	N/A
615 E. Michigan Street Milwaukee, WI 53202 Treasurer Vice President Compliance and Administration, U.S. Bancorp Fund Services, LLC (since March 1997).

*
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

Advisor
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, MN 55811

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1964

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-866-209-1964.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2005	FYE 3/31/2004
Audit Fees	$13,500	$13,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2005	FYE 3/31/2004
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)  /s/Eric M. Banhazl
Eric M. Banhazl, President

Date 6/7/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Eric M. Banhazl
Eric M. Banhazl, President

Date 6/7/05

By (Signature and Title)* /s/Douglas G. Hess
Douglas G. Hess, Treasurer

Date 6/7/05

* Print the name and title of each signing officer under his or her signature.